Exhibit 99

Orrstown Financial Services, Inc. Approves Stock Repurchase Program
Harrisburg, PA, June 23, 2025 – Orrstown Financial Services, Inc. (NASDAQ: ORRF) (the “Company”) today announced that the Board of Directors has authorized the Company to repurchase up to 500,000 shares of its common stock, representing approximately 2.5% percent of the Company’s outstanding common stock.
Repurchases under this program will be made in open market or in privately negotiated transactions and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission. This authority may be exercised from time to time and in such amounts as market conditions warrant, and subject to regulatory considerations. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements, market conditions, and other corporate liquidity requirements and priorities. The stock repurchase program may be suspended or terminated at any time without prior notice.
About Orrstown
With $5.4 billion in assets, Orrstown Financial Services, Inc. and its wholly owned subsidiary, Orrstown Bank, provide a wide range of consumer and business financial services in Adams, Berks, Cumberland, Dauphin, Franklin, Lancaster, Perry, and York Counties, Pennsylvania and Anne Arundel, Baltimore, Howard, and Washington Counties, Maryland, as well as Baltimore City, Maryland. The Company's lending area also includes counties in Pennsylvania, Maryland, Delaware, Virginia and West Virginia within a 75-mile radius of the Company's executive and administrative offices as well as the District of Columbia. Orrstown Bank is an Equal Housing Lender and its deposits are insured up to the legal maximum by the FDIC. Orrstown Financial Services, Inc.'s common stock is traded on the NASDAQ Global Select Market under the symbol "ORRF." For more information about Orrstown Financial Services, Inc. and Orrstown Bank, visit www.orrstown.com.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.
For investor inquiries or further information, please contact:
Neelesh Kalani
EVP, Chief Financial Officer
717-510-7097
nkalani@orrstown.com

For media inquiries or further information, please contact:
John Moss
SVP, Director of Marketing and Client Experience
717-747-1520
jmoss@orrstown.com

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